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                                                                   EXHIBIT 10.15

                               FIRST AMENDMENT TO
                        SPLIT DOLLAR INSURANCE AGREEMENT

         This Agreement is made this 4/th/ day of September, 1996 between SPEIZMAN INDUSTRIES, INC. ("Employer") and RICHARD A. BIGGER, JR., Successor Trustee of the Robert S. Speizman Irrevocable Trust dated January 1976 ("Trustee").

                              W I T N E S S E T H:

         WHEREAS, the parties made an Agreement dated January 15, 1992, relating to an insurance policy held by the Trustee insuring the life of Robert S. Speizman ("Employee"); and

         WHEREAS, the insurance policy covered the original Split Dollar Agreement has been surrendered by the Trustee, and replaced by Phoenix Home Life Insurance Company Policy #U015277; and

         WHEREAS, the parties desire to subject this new policy to the original Split Dollar Insurance Contract, in place of the insurance policy described in the original Split Dollar Insurance Agreement;

         NOW THEREFORE, in consideration of the premises, the parties agree that paragraph 1 of the Agreement dated January 15, 1992 is hereby changed to refer to Phoenix Home Life Insurance Company Policy #U015277 on the life of the Employee in the face amount of Two Million Dollars ($2,000,000.00), which policy is described on the attached Schedule A.

         Except as modified herein, the original Split Dollar Insurance Agreement dated January 15, 1992 remains in full force and effect.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written, pursuant to authority duly given.


                                       SPEIZMAN INDUSTRIES, INC.

(CORPORATE SEAL)

                                       By: /s/ Robert S. Speizman
                                           -------------------------------------
                                               President

ATTEST:

/s/ Josef Sklut
-----------------------
Secretary

                                       /s/ Richard A. Bigger, Jr. (Trustee)
                                       -----------------------------------------
                                       Richard A. Bigger, Jr., Trustee


I consent to this Agreement and insurance covering my life owned by Trustee.


                                       /s/ Robert S. Speizman
                                       -----------------------------------------
                                       Robert S. Speizman

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                                   SCHEDULE A

         It is agreed, pursuant to the foregoing Split Dollar Life Insurance Agreement dated January 15, 1992, as amended 4 September, 1996, that the following described policy of life insurance will be subject to the provisions of said Agreement:

         Policy #U015277 issued by Phoenix Home Life Insurance Company on June 15, 1996, insuring the life of Robert S. Speizman.

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                              COLLATERAL ASSIGNMENT

         ASSIGNMENT made 4 September, 1996 by RICHARD A. BIGGER, JR., Successor Trustee under Agreement of ROBERT S. SPEIZMAN dated January 16, 1976, ("Assignor"), to SPEIZMAN INDUSTRIES, INC. ("Assignee").

         FOR VALUE RECEIVED, the Assignor hereby assigns to the Assignee Insurance Policy #U015277 issued by Phoenix Home Life Insurance Company on the life of Robert S. Speizman, as collateral security to the extent of the indebtedness of the Assignor to the Assignee.

         The Assignee shall have the right to reassign its interest but only to the Assignor. The Assignee will not have the right to surrender the policy for its cash value.

         Except as specifically herein granted to the Assignee, the Assignor will retain all incidents of ownership in the policy.


                                  /s/ Richard A. Bigger, Jr., (Trustee)
                                  ----------------------------------------------
                                  Richard A. Bigger, Jr.
                                  Successor Trustee under Agreement of Robert S. Speizman, dated January 16, 1976.

                                  ASSIGNOR

Dated: 4 September 1996

                                  SPEIZMAN INDUSTRIES, INC.

                                  By: /s/ Josef Sklut
                                      ------------------------------------------
                                  Title: VP - Finance
                                         ---------------------------------------

Dated: 4 September 1996